Exhibit 99.1

DaVita Inc. Announces Pricing of $1.0 Billion Senior Notes Offering

DENVER, August 8, 2024 (BUSINESS WIRE) -- DaVita Inc. (NYSE: DVA) (“DaVita”) announced today the pricing of its previously announced private offering (the “offering”) of $1.0 billion aggregate principal amount of its 6.875% senior notes due 2032 (the “2032 notes”). The 2032 notes were priced at 100.000% of their face amount to yield a 6.875% coupon. The offering is expected to close on August 13, 2024, subject to satisfaction of customary closing conditions.

DaVita intends to use the net proceeds from the offering to (i) repay a portion of its outstanding Term Loan B-1 facility borrowings maturing in 2026 and a portion of its outstanding revolving credit facility borrowings, in each case, together with related accrued and unpaid interest thereon, (ii) pay any costs, fees and expenses in connection with the foregoing, and (iii) if any proceeds remain, for general corporate purposes, including, without limitation, for repurchases of its capital stock, working capital and capital expenditures.

The 2032 notes were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act. The offer and sale of the 2032 notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This release does not constitute an offer to sell or the solicitation of an offer to buy the 2032 notes, nor will there be any sale of the 2032 notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful.

About DaVita

DaVita (NYSE: DVA) is a health care provider focused on transforming care delivery to improve quality of life for patients globally. The company is one of the largest providers of kidney care services in the U.S. and has been a leader in clinical quality and innovation for more than 20 years. DaVita cares for patients at every stage and setting along their kidney health journey—from slowing the progression of kidney disease to helping to support transplantation, from acute hospital care to dialysis at home.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and the federal securities laws. All statements in this release, other than statements of historical fact, are forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by the PSLRA. Without limiting the foregoing, statements including the words “expect,” “intend,” “will,” “could,” “plan,” “anticipate,” “believe” and similar expressions are intended to identify forward-looking statements. These forward looking statements include, but are not limited to, expectations regarding the offering, the anticipated closing date thereof and the use of the net proceeds therefrom. Our actual results and other events could differ materially from any forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things: current macroeconomic and marketplace conditions, including without limitation, the impact of global events and political or governmental volatility; the impact of the domestic political environment and related developments on the current healthcare marketplace and on our business; the continuing impact of the COVID-19 pandemic on our operations, reputation, financial condition and the chronic kidney disease population and our patient population; the potential impact of new or potential entrants in the dialysis and pre-dialysis marketplace and potential impact of innovative technologies, drugs, or other treatments on our patients and industry; supply chain challenges and disruptions, including without limitation with respect to certain of our equipment and clinical supplies; elevated teammate turnover or labor costs; the impact of continued increased competition from dialysis providers and others; and our ability to respond to challenging U.S. and global economic and marketplace conditions, including, among other things, our ability to successfully identify cost saving opportunities and to invest in and implement cost saving initiatives; the concentration of profits generated by higher-paying commercial payor plans for which there is continued downward pressure on average realized payment rates; a reduction in the number or percentage of our patients under commercial plans, including, without limitation, as a result of continuing legislative efforts to restrict or prohibit the use and/or availability of charitable premium assistance, or as a result of payor's implementing restrictive plan designs; risks arising from potential changes in or new laws, regulations or requirements applicable to us, including, without limitation, those related to healthcare, antitrust matters, including, among others, non-competes and other restrictive covenants, and acquisition, merger, joint venture or similar transactions and/or labor matters, and potential impacts of changes in enforcement thereof or related litigation impacting, among other things, coverage or reimbursement rates for our services or the number of patients enrolled in or that select higher-paying commercial plans, and the risk that we make incorrect assumptions about how our patients will respond to any such developments; our ability to attract, retain and motivate teammates and our ability to manage operating cost increases or productivity decreases whether due to union organizing activities, legislative or other changes, demand for labor, volatility and uncertainty in the labor market, the current challenging and highly competitive labor market conditions, or other reasons; our ability to successfully implement our strategies with respect to integrated kidney care and value-based care initiatives and home based dialysis in the desired time frame and in a complex, dynamic and highly regulated environment; a reduction in government payment rates under the Medicare End Stage Renal Disease program, state Medicaid or other government-based programs and the impact of the Medicare Advantage benchmark structure; noncompliance by us or our business associates with any privacy or security laws or any security breach by us or a third party, such as the recent cyberattack on Change Healthcare (“CHC”), including, among other things, any such non-compliance or breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; legal and compliance risks, such as compliance with complex, and at times, evolving government regulations and requirements, and with additional laws that may apply to our operations as we expand geographically or enter into new lines of business; changes in pharmaceutical practice patterns, reimbursement and payment policies and processes, or pharmaceutical pricing, including with respect to oral phosphate binders, among other things; our reliance on significant suppliers, service providers and other third party vendors to provide key support to our business operations and enable our provision of services to patients, such as, among others, CHC and suppliers of certain pharmaceuticals or critical clinical products; our ability to develop and maintain relationships with physicians and hospitals, changing affiliation models for physicians, and the emergence of new models of care or other initiatives that, among other things, may erode our patient base and impact reimbursement rates; our ability to complete and successfully integrate and operate acquisitions, mergers, dispositions, joint ventures or other strategic transactions on terms favorable to us or at all; and our ability to successfully expand our operations and services in markets outside the United States, or to businesses or products outside of dialysis services; the variability of our cash flows, including, without limitation, any extended billing or collections cycles including, without limitation, due to defects or operational issues in our billing systems or in the billing systems or services of third parties on which we rely, such as the operational issues at CHC resulting from a recent cyberattack; the risk that we may not be able to generate or access sufficient cash in the future to service our indebtedness or to fund our other liquidity needs; and the risk that we may not be able to refinance our indebtedness as it becomes due, on terms favorable to us or at all; factors that may impact our ability to repurchase stock under our stock repurchase program and the timing of any such stock repurchases, as well as any use by us of a considerable amount of available funds to repurchase stock; our aspirations, goals and disclosures related to environmental, social and governance (“ESG”) matters, including, among other things, evolving regulatory requirements affecting ESG standards, measurements and reporting requirements; and the other risk factors, trends and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2024 and June 30, 2024 and the other risks and uncertainties discussed in any subsequent reports that we file or furnish with the U.S. Securities and Exchange Commission from time to time.

The forward-looking statements should be considered in light of these risks and uncertainties. All forward-looking statements in this release are based solely on information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may be required by law.

Contact Information
Investors:
IR@davita.com

4